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                                                                    EXHIBIT 23.2
                                                                    ------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 1998, which appears on page 39 of Peritus Software Services, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ PricewaterhouseCoopers LLP
Pricewaterhouse Coopers LLP



Boston, Massachusetts
July 23, 1998